SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On July 12, 2022, Arrival has proposed plans that include a realignment of the organization that would enable it to deliver business priorities until late 2023 primarily utilizing the USD 512,614,742 cash and cash equivalents. Arrival’s proposal includes a targeted 30% reduction in spend across the organization and anticipates that it could potentially impact up to 30% of employees globally.

Due to geopolitical considerations and the uncertain nature, magnitude and duration of Russia’s war in Ukraine and actions taken by Western and other states and multinational organizations in response thereto, Arrival has taken the decision to close our Russia location and on August 8, 2022, Arrival completed the sale of the subsidiary, Arrival RUS, LLC. This sale did not have a material impact on the consolidated results of the company.